Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports Third Quarter 2019 Earnings

Scranton, PA, October 22, 2019/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three and nine months ended September 30, 2019.  Peoples reported net income of $7.1 million, or $0.97 per share for the three months ended September 30, 2019, compared to $6.7 million, or $0.91 per share for the comparable period of 2018. The increase in earnings for the three months ended September 30, 2019 is the product of higher net interest income of $1.3 million due to growth of $116.1 million in our average earning assets from the year ago period and a decrease of $0.4 million to the provision for loan losses when comparing the three months ended September 30, 2019 to the same period in 2018,  partially offset by an increase of $1.5 million in noninterest expenses in the current period.

Net income for the nine months ended September 30, 2019, totaled $20.7 million or $2.80 per share,  an  11.7% increase when compared to $18.5 million or $2.50 per share for the same period last year.  The increase in earnings in the current period is the result of higher net interest income of $3.5 million due to our earning asset growth coupled with a $1.1 million decrease in the provision for loan losses when comparing the nine months ended September 30, 2019 to the same period in 2018. These positives were partially offset by an increase of $2.4 million in salaries and employee benefit expenses and $0.6 million in occupancy and equipment expenses in support of our growth initiative.

In addition to evaluating its results of operations in accordance with GAAP, Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The reported results included herein contain items, which Peoples considers non-core, namely gains and losses incurred within the investment securities portfolio and gains on the sale of other business lines. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

Core net income, which we have defined to exclude losses or gains on investment securities and gains from other nonrecurring sources, for the three months ended September 30, totaled $7.1 million and $6.7 million in 2019 and 2018, respectively. Core net income per share for the three months ended September 30, 2019 was $0.97, an increase from $0.91 for the same period in 2018. The results in both 2019 and 2018 exclude a pre-tax $14 thousand gain in the value of our equity investment securities portfolio.

Core net income for the nine months ended September 30, 2019 was $20.7 million or $2.80 per share, an increase of 13.1% compared to $18.3 million or $2.47 per share for the same period of 2018. Results for the nine months ended September 30, 2019 exclude a pre-tax gain of $23 thousand on the sale of debt securities and a pre-tax  $6 thousand gain in the value of our equity investment securities portfolio. The 2018 results were impacted by a pre-tax $14 thousand gain in the value of our equity investment securities portfolio and the pre-tax gain of $291 thousand from the sale of our credit card portfolio.

NOTABLES

•	Loans, net growth of $101.6 million or 5.7% since September 30, 2018, with growth of $57.8 million or 4.2% annualized for the nine months ended September 30, 2019.
•	Deposit growth of $173.4 million or 9.5% compared to September 30, 2018. Deposits increased $126.3 million or 9.0% annualized for the nine months ended September 30, 2019.
•	Tangible book value per share improved to $31.27 at September 30, 2019 from $28.78 at December 31, 2018 and from $27.99 at September 30, 2018.
•	Tax-equivalent net interest income increased $3.5 million or 6.5% to $57.5 million for the nine months ended September 30, 2019 compared to $54.0 million for the same period in 2018.

•

Return on average assets was 1.21% and 1.19% for the three and nine months ended September 30, 2019 compared to 1.19% and 1.12%, respectively for the comparable periods in 2018. Return on average equity was 9.65% and 9.63% for the three and nine months ended September 30, 2019 compared to 9.81% and 9.21%, respectively for the three and nine months ended September 30, 2018.

•	The allowance for loan losses to loans, net was 1.19% at September 30, 2019, an increase from 1.17% at December 31, 2018 and 1.15% at September 30, 2018.

 INCOME STATEMENT REVIEW

Calculated on a fully taxable equivalent basis (“FTE”), our tax-equivalent net interest margin for the three and nine months ended September 30  were 3.61% and 3.60% respectively in 2019, compared to 3.57%  respectively for the same periods in 2018. The tax-equivalent yield on earning assets increased 17 and 26 basis points to 4.42%  and 4.45%  for the three and nine months ended September 30, 2019 from 4.25% and 4.19%  during the same periods in 2018.  At the same time, we experienced higher interest-bearing liability costs due to higher short-term market rates. Our cost of funds, which represents our average rate paid on total interest-bearing liabilities, increased 21 and 33 basis points to 1.10% and 1.14% respectively for the three and nine months ended September 30, 2019 when compared to 0.89%  and 0.81% respectively for the same periods in 2018. Although the Federal Open Market Committee (FOMC) has decreased the federal funds rate target 50 basis points to a target range of 1.75% to 2.00%, the short end of the yield curve has remained elevated, resulting in higher deposit costs.

Tax-equivalent net interest income for the nine months ended September 30, increased $3.5 million or 6.5% to $57.5 million in 2019 from $54.0 million in 2018. The increase in tax equivalent net interest income was primarily due to a $110.8 million increase in average loans for the nine months ended September 30, 2019 when compared to the same period in 2018. The tax-equivalent yield on the loan portfolio increased to 4.75% for the nine months ended September 30, 2019, compared to 4.44% for the comparable period in 2018. Loans, net averaged $1.9 billion for the nine months ended September 30, 2019 and $1.7 billion for the comparable period in 2018. For the nine months ended September 30, the tax-equivalent yield on total investments decreased to 2.49% in 2019 from 2.60% in 2018. Average investments totaled $273.1 million in 2019 and $282.3 million in 2018. Average interest-bearing liabilities increased $49.3 million for the nine months ended September 30, 2019, compared to the corresponding period last year due to growth in average deposits.

The provision for loan losses totaled $2.1 million for the nine months ended September 30, 2019 and $3.2 million for the nine months ended September 30, 2018.  For the quarter ended September 30, the provision for loan losses was $0.7 million in 2019 and $1.1 million in 2018.

For the nine months ended September 30, noninterest income totaled $11.3 million in 2019, an increase from $10.5 million in 2018.  Fee income generated by commercial loan interest rate swap transactions totaled $1.1 million in the nine months ended September 30, 2019 compared to $0.1 million during the corresponding period of 2018 while in the year ago period, a  gain on the sale of our credit card portfolio of $291 thousand and bank owned life insurance income of $365 thousand were recognized.  Increases in revenues from merchant services, income from fiduciary activities, and income generated from wealth management services more than offset a  slight decrease in income from mortgage banking activities. For the three months ended September 30, noninterest income totaled $3.7 million in 2019, an increase from $3.3 million in 2018.   The increase was due to higher revenue related to commercial loan interest rate swaps, increases in revenues from merchant services,  income generated from wealth management services, and income from mortgage banking activities partially offset by a slight decrease in income from fiduciary activities and life insurance investment income.

Noninterest expense increased $2.9 million or 7.4% to $42.0 million for the nine months ended September 30, 2019, from $39.1 million for the nine months ended September 30, 2018. Salaries and employee benefits increased $2.4 million or 11.3%  due to annual merit increases and additional staffing in support of our organic growth strategy.  Occupancy and equipment expenses also increased due to our market expansion when comparing the nine months ended September 30, 2019 and 2018 as those expenses increased $0.6  million or 7.2%. In addition, during the nine months ended September 30, 2019, increases to other expenses and donations, were  more than offset by decreases in professional fees and outside services, amortization expense recognized and FDIC insurance premiums and assessments.  Noninterest expense increased $1.5 million or 12.3% to $14.1 million for the three months ended September 30, 2019, from $12.5 million for the three months ended September 30, 2018. Salaries and employee benefits increased $1.1 million or 16.0% due to annual merit increases and continued investment in our expansion. Occupancy and equipment expenses also increased due to our market expansion when comparing the three months ending September 30, 2019 and 2018 as those expenses increased $0.3 million or 11.8%.  In the other noninterest expense categories, increases in professional fees and outside services, donations and other expenses were partially offset by decreases in amortization expense and FDIC insurance and assessments.

 BALANCE SHEET REVIEW

At September 30, 2019, total assets, loans and deposits were $2.4 billion, $1.9 billion and $2.0 billion, respectively. Loans, net increased $57.8 million or 4.2% annualized from December 31, 2018.  The growth in loans was primarily from commercial real estate and commercial and industrial loans.  Total deposits increased  $126.3 million or 9.0% annualized from December 31, 2018 due in part to seasonal inflows of public deposits and growth in commercial balances.  Non-interest bearing deposits increased $30.3 million or 9.9% annualized while interest-bearing deposits increased $96.0 million or 8.8% annualized during the nine months ended September 30, 2019.  The growth in deposits has allowed us to pay down short-term debt and resulted in a federal funds sold position of $10.1 million at September 30, 2019. Total investments were $276.9 million at September 30, 2019, including $268.8 million securities classified as available-for-sale and $7.8 million classified as held-to-maturity.

Stockholders’ equity equaled $296.2 million or $40.08 per share at September 30, 2019, and $278.6 million or $37.66 per share at December 31, 2018. Tangible stockholders’ equity improved to $31.27 per share at September 30, 2019, from $28.78 per share at December 31, 2018. Dividends declared for the nine months ended September 30, 2019 amounted to $1.02 per share, a 4.1% increase from the year ago period, representing a dividend payout ratio of 36.4%.

ASSET QUALITY REVIEW

Nonperforming assets were $11.5 million or 0.61% of loans, net and foreclosed assets at September 30, 2019, compared to $10.0 million or 0.55% of loans, net and foreclosed assets at December 31, 2018. The increase in nonperforming assets was primarily due to placing a  $2.6 million commercial credit on non-accrual. The allowance for loan losses equaled $22.4 million or 1.19% of loans, net at September 30, 2019 compared to $21.4 million or 1.17% of loans, net, at December 31, 2018.  Loans charged-off, net of recoveries, for the nine months ended September 30, 2019, equaled $1.1 million or 0.08% of average loans, compared to $1.7 million or 0.10% of average loans for the comparable period last year.

About Peoples:

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Bucks, Lackawanna, Lebanon, Lehigh, Luzerne, Monroe, Montgomery, Northampton, Schuylkill, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 28 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.
/Contact:	MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com
Co:	Peoples Financial Services Corp.
St:	Pennsylvania
In:	Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except share and per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
	2019	2019	2019	2018	2018
Key performance data:
Per share data:
Net income	$0.97	$0.96	$0.87	$0.86	$0.91
Core net income (1)	$0.97	$0.96	$0.87	$0.86	$0.91
Cash dividends declared	$0.34	$0.34	$0.34	$0.33	$0.33
Book value	$40.08	$39.41	$38.46	$37.66	$36.89
Tangible book value (1)	$31.27	$30.58	$29.61	$28.78	$27.99
Market value:
High	$48.38	$45.41	$46.74	$44.06	$48.10
Low	$42.90	$42.00	$40.34	$40.00	$42.40
Closing	$45.29	$44.99	$45.24	$44.06	$42.40
Market capitalization	$334,637	$332,885	$334,733	$326,002	$313,720
Common shares outstanding	7,388,759	7,399,078	7,399,054	7,399,054	7,399,054
Selected ratios:
Return on average stockholders’ equity	9.65%	9.98%	9.26%	9.21%	9.81%
Core return on average stockholders’ equity (1)	9.63%	9.97%	9.26%	9.21%	9.79%
Return on average tangible stockholders’ equity	12.40%	12.93%	12.08%	12.10%	12.95%
Core return on average tangible stockholders’ equity (1)	12.38%	12.91%	12.08%	12.10%	12.93%
Return on average assets	1.21%	1.24%	1.13%	1.12%	1.19%
Core return on average assets (1)	1.21%	1.24%	1.13%	1.12%	1.19%
Stockholders’ equity to total assets	12.48%	12.55%	12.28%	12.17%	12.09%
Efficiency ratio (2)	59.65%	61.15%	60.03%	59.42%	57.00%
Nonperforming assets to loans, net, and foreclosed assets	0.61%	0.68%	0.76%	0.55%	0.65%
Net charge-offs to average loans, net	0.05%	0.11%	0.07%	0.02%	0.05%
Allowance for loan losses to loans, net	1.19%	1.18%	1.20%	1.17%	1.15%
Interest-bearing assets yield (FTE) (3)	4.42%	4.49%	4.44%	4.38%	4.25%
Cost of funds	1.10%	1.17%	1.14%	0.99%	0.89%
Net interest spread (FTE) (3)	3.32%	3.32%	3.30%	3.39%	3.36%
Net interest margin (FTE) (3)	3.61%	3.62%	3.58%	3.63%	3.57%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the federal statutory tax rate prevailing during the indicated periods of 21%.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Sept 30	Sept 30
Nine Months Ended	2019	2018
Interest income:
Interest and fees on loans:
Taxable	$61,684	$54,546
Tax-exempt	3,274	2,660
Interest and dividends on investment securities:
Taxable	3,127	2,790
Tax-exempt	1,493	2,001
Dividends	60	51
Interest on interest-bearing deposits in other banks	50	131
Interest on federal funds sold	77
Total interest income	69,765	62,179
Interest expense:
Interest on deposits	11,090	6,135
Interest on short-term borrowings	1,491	2,317
Interest on long-term debt	923	936
Total interest expense	13,504	9,388
Net interest income	56,261	52,791
Provision for loan losses	2,100	3,150
Net interest income after provision for loan losses	54,161	49,641
Noninterest income:
Service charges, fees, commissions	6,650	5,856
Merchant services income	837	687
Commissions and fees on fiduciary activities	1,568	1,552
Wealth management income	1,142	1,048
Mortgage banking income	457	472
Life insurance investment income	567	568
Net gain on investment securities	29	14
Net gains on sale of credit card loans		291
Total noninterest income	11,250	10,488
Noninterest expense:
Salaries and employee benefits expense	23,688	21,291
Net occupancy and equipment expense	8,807	8,215
Merchant services expense		6
Amortization of intangible assets	557	670
Other expenses	8,946	8,932
Total noninterest expense	41,998	39,114
Income before income taxes	23,413	21,015
Provision for income tax expense	2,709	2,487
Net income	$20,704	$18,528
Other comprehensive income (loss):
Unrealized gain (loss) on investment securities available-for-sale	$5,211	$(4,394)
Reclassification adjustment for gains included in net income	(23)
Change in derivative fair value	659
Income tax related to other comprehensive income (loss)	1,228	(925)
Other comprehensive income (loss), net of income taxes	4,619	(3,469)
Comprehensive income	$25,323	$15,059
Per share data:
Net income	$2.80	$2.50
Cash dividends declared	$1.02	$0.98
Average common shares outstanding	7,397,768	7,397,373

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Three months ended	2019	2019	2019	2018	2018
Interest income:
Interest and fees on loans:
Taxable	$20,940	$20,641	$20,103	$19,806	$18,798
Tax-exempt	1,066	1,109	1,099	1,006	919
Interest and dividends on investment securities available-for-sale:
Taxable	1,092	1,025	1,012	1,009	998
Tax-exempt	411	520	562	620	639
Dividends	19	22	19	21	16
Interest on interest-bearing deposits in other banks	27	15	6	20	49
Interest on federal funds sold	77
Total interest income	23,632	23,332	22,801	22,482	21,419
Interest expense:
Interest on deposits	3,966	3,713	3,411	3,211	2,342
Interest on short-term borrowings	83	595	813	421	809
Interest on long-term debt	347	296	280	302	315
Total interest expense	4,396	4,604	4,504	3,934	3,466
Net interest income	19,236	18,728	18,297	18,548	17,953
Provision for loan losses	700	350	1,050	1,050	1,050
Net interest income after provision for loan losses	18,536	18,378	17,247	17,498	16,903
Noninterest income:
Service charges, fees, commissions	2,161	2,490	1,999	1,822	1,883
Merchant services income	182	457	198	122	128
Commissions and fees on fiduciary activities	569	492	507	484	570
Wealth management income	395	370	377	399	305
Mortgage banking income	172	137	148	155	163
Life insurance investment income	189	192	186	189	190
Net gain on investment securities	14	14	1		14
Total noninterest income	3,682	4,152	3,416	3,171	3,253
Noninterest expense:
Salaries and employee benefits expense	8,056	8,037	7,595	7,116	6,946
Net occupancy and equipment expense	2,997	2,849	2,961	2,682	2,681
Amortization of intangible assets	183	182	192	211	220
Other expenses	2,843	3,361	2,742	3,364	2,690
Total noninterest expense	14,079	14,429	13,490	13,373	12,537
Income before income taxes	8,139	8,101	7,173	7,296	7,619
Income tax expense	991	957	761	904	902
Net income	$7,148	$7,144	$6,412	$6,392	$6,717
Other comprehensive income (loss):
Unrealized gain (loss) on investment securities available-for-sale	$161	$2,611	$2,439	$2,380	$(1,179)
Reclassification adjustment for gains included in net income		(23)
Change in pension liability				(591)
Change in derivative fair value	153	443	63	246
Income tax related to other comprehensive income (loss)	66	637	525	429	(248)
Other comprehensive income (loss), net of income taxes	248	2,394	1,977	1,606	(931)
Comprehensive income	$7,396	$9,538	$8,389	$7,998	$5,786
Per share data:
Net income	$0.97	$0.96	$0.87	$0.86	$0.91
Cash dividends declared	$0.34	$0.34	$0.34	$0.33	$0.33
Average common shares outstanding	7,394,992	7,399,302	7,399,054	7,399,054	7,399,054

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Three months ended	2019	2019	2019	2018	2018
Net interest income:
Interest income
Loans, net:
Taxable	$20,940	$20,641	$20,103	$19,806	$18,798
Tax-exempt	1,348	1,404	1,391	1,274	1,162
Total loans, net	22,288	22,045	21,494	21,080	19,960
Investments:
Taxable	1,111	1,045	1,031	1,047	1,062
Tax-exempt	520	659	711	785	811
Total investments	1,631	1,704	1,742	1,832	1,873
Interest on interest-bearing balances in other banks	27	17	6	3	1
Federal funds sold	77
Total interest income	24,023	23,766	23,242	22,915	21,834
Interest expense:
Deposits	3,966	3,713	3,411	3,211	2,342
Short-term borrowings	83	595	813	421	809
Long-term debt	347	296	280	302	315
Total interest expense	4,396	4,604	4,504	3,934	3,466
Net interest income	$19,627	$19,162	$18,738	$18,981	$18,368
Loans, net:
Taxable	4.80%	4.85%	4.79%	4.73%	4.57%
Tax-exempt	3.94%	3.96%	3.91%	3.80%	3.74%
Total loans, net	4.74%	4.78%	4.72%	4.66%	4.51%
Investments:
Taxable	2.20%	2.21%	2.25%	2.25%	2.28%
Tax-exempt	2.93%	3.20%	3.17%	3.25%	3.25%
Total investments	2.39%	2.51%	2.55%	2.60%	2.62%
Interest-bearing balances with banks	2.14%	2.67%	2.37%	2.28%	1.05%
Federal funds sold	2.14%
Total interest-bearing assets	4.42%	4.49%	4.44%	4.38%	4.25%
Interest expense:
Deposits	1.03%	1.03%	0.96%	0.87%	0.69%
Short-term borrowings	2.62%	2.69%	2.70%	2.56%	2.23%
Long-term debt	2.61%	2.83%	3.02%	2.63%	2.57%
Total interest-bearing liabilities	1.10%	1.17%	1.14%	0.99%	0.89%
Net interest spread	3.32%	3.32%	3.30%	3.39%	3.36%
Net interest margin	3.61%	3.62%	3.58%	3.63%	3.57%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
At period end	2019	2019	2019	2018	2018
Assets:
Cash and due from banks	$35,908	$26,615	$24,364	$32,569	$40,458
Interest-bearing balances in other banks	5,275	3,347	1,688	47	137
Federal funds sold	10,100
Investment securities:
Available-for-sale	268,823	261,665	270,384	269,682	274,794
Equity investments carried at fair value	297	283	292	291	291
Held-to-maturity	7,808	7,969	8,162	8,361	8,551
Loans held for sale	1,390	831		749	98
Loans, net	1,881,090	1,858,799	1,849,602	1,823,266	1,779,445
Less: allowance for loan losses	22,392	21,930	22,105	21,379	20,413
Net loans	1,858,698	1,836,869	1,827,497	1,801,887	1,759,032
Premises and equipment, net	47,437	46,468	44,728	38,889	37,467
Accrued interest receivable	6,655	7,303	7,211	7,115	6,565
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	1,738	1,921	2,104	2,296	2,507
Other assets	65,200	67,625	68,144	63,737	64,573
Total assets	$2,372,699	$2,324,266	$2,317,944	$2,288,993	$2,257,843
Liabilities:
Deposits:
Noninterest-bearing	$440,582	$419,995	$432,830	$410,260	$404,293
Interest-bearing	1,560,703	1,456,804	1,435,400	1,464,762	1,423,571
Total deposits	2,001,285	1,876,799	1,868,230	1,875,022	1,827,864
Short-term borrowings		82,700	109,000	86,500	99,450
Long-term debt	52,509	52,980	37,446	37,906	48,461
Accrued interest payable	1,461	1,058	878	1,195	745
Other liabilities	21,277	19,146	17,821	9,756	8,352
Total liabilities	2,076,532	2,032,683	2,033,375	2,010,379	1,984,872
Stockholders’ equity:
Common stock	14,778	14,798	14,798	14,798	14,798
Capital surplus	135,106	135,384	135,393	135,310	135,226
Retained earnings	149,740	145,106	140,478	136,582	132,631
Accumulated other comprehensive loss	(3,457)	(3,705)	(6,100)	(8,076)	(9,684)
Total stockholders’ equity	296,167	291,583	284,569	278,614	272,971
Total liabilities and stockholders’ equity	$2,372,699	$2,324,266	$2,317,944	$2,288,993	$2,257,843

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Average quarterly balances	2019	2019	2019	2018	2018
Assets:
Loans, net:
Taxable	$1,729,741	$1,707,730	$1,701,737	$1,662,290	$1,632,012
Tax-exempt	135,580	142,310	144,119	133,100	123,199
Total loans, net	1,865,321	1,850,040	1,845,856	1,795,390	1,755,211
Investments:
Taxable	200,444	189,265	185,696	184,345	184,623
Tax-exempt	70,381	82,565	90,961	95,698	99,142
Total investments	270,825	271,830	276,657	280,043	283,765
Interest-bearing balances with banks	5,006	2,554	1,028	523	377
Federal funds sold	14,267
Total interest-bearing assets	2,155,419	2,124,424	2,123,541	2,075,956	2,039,353
Other assets	193,041	190,583	187,537	186,491	198,229
Total assets	$2,348,460	$2,315,007	$2,311,078	$2,262,447	$2,237,582
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,521,047	$1,449,665	$1,445,861	$1,459,155	$1,351,709
Noninterest-bearing	445,238	426,791	406,733	403,488	405,671
Total deposits	1,966,285	1,876,456	1,852,594	1,862,643	1,757,380
Short-term borrowings	12,563	88,792	121,954	65,192	144,162
Long-term debt	52,731	41,948	37,663	45,503	48,670
Other liabilities	22,900	20,773	17,977	13,794	15,609
Total liabilities	2,054,479	2,027,969	2,030,188	1,987,132	1,965,821
Stockholders’ equity	293,981	287,038	280,890	275,315	271,761
Total liabilities and stockholders’ equity	$2,348,460	$2,315,007	$2,311,078	$2,262,447	$2,237,582

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
	2019	2019	2019	2018	2018
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$10,657	$11,926	$12,803	$8,669	$10,576
Accruing loans past due 90 days or more	387	341	829	923	584
Foreclosed assets	485	408	360	376	342
Total nonperforming assets	$11,529	$12,675	$13,992	$9,968	$11,502

Three months ended
Allowance for loan losses:
Beginning balance	$21,930	$22,105	$21,379	$20,413	$19,573
Charge-offs	308	576	374	202	328
Recoveries	70	51	50	118	118
Provision for loan losses	700	350	1,050	1,050	1,050
Ending balance	$22,392	$21,930	$22,105	$21,379	$20,413

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Three months ended	2019	2019	2019	2018	2018
Core net income per share:
Net income GAAP	$7,148	$7,144	$6,412	$6,392	$6,717
Adjustments:
Less: (gain) loss on investment securities	(14)	(14)	(1)		(14)
Add: (gain) loss on investment securities tax adjustment	(3)	(3)			(3)
Net income Core	$7,137	$7,133	$6,411	$6,392	$6,706
Average common shares outstanding	7,394,992	7,399,302	7,399,054	7,399,054	7,399,054
Core net income per share	$0.97	$0.96	$0.87	$0.86	$0.91
Tangible book value:
Total stockholders’ equity	$296,167	$291,583	$284,569	$278,614	$272,971
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	1,738	1,921	2,104	2,296	2,507
Total tangible stockholders’ equity	$231,059	$226,292	$219,095	$212,948	$207,094
Common shares outstanding	7,388,759	7,399,078	7,399,054	7,399,054	7,399,054
Tangible book value per share	$31.27	$30.58	$29.61	$28.78	$27.99
Core return on average stockholders’ equity:
Net income GAAP	$7,148	$7,144	$6,412	$6,392	$6,717
Adjustments:
Less: (gain) loss on investment securities	(14)	(14)	(1)		(14)
Add: (gain) loss on investment securities tax adjustment	(3)	(3)			(3)
Net income Core	$7,137	$7,133	$6,411	$6,392	$6,706
Average stockholders’ equity	$293,981	$287,038	$280,890	$275,315	$271,761
Core return on average stockholders’ equity	9.63%	9.97%	9.26%	9.21%	9.79%
Return on average tangible equity:
Net income GAAP	$7,148	$7,144	$6,412	$6,392	$6,717
Average stockholders’ equity	$293,981	$287,038	$280,890	$275,315	$271,761
Less: average intangibles	65,200	65,406	65,570	65,772	65,987
Average tangible stockholders’ equity	$228,781	$221,632	$215,320	$209,543	$205,774
Return on average tangible stockholders’ equity	12.40%	12.93%	12.08%	12.10%	12.95%
Core return on average tangible stockholders’ equity:
Net income GAAP	$7,148	$7,144	$6,412	$6,392	$6,717
Adjustments:
Less: (gain) loss on investment securities	(14)	(14)	(1)		(14)
Add: (gain) loss on investment securities tax adjustment	(3)	(3)			(3)
Net income Core	$7,137	$7,133	$6,411	$6,392	$6,706
Average stockholders’ equity	$293,981	$287,038	$280,890	$275,315	$271,761
Less: average intangibles	65,200	65,406	65,570	65,772	65,987
Average tangible stockholders’ equity	$228,781	$221,632	$215,320	$209,543	$205,774
Core return on average tangible stockholders’ equity	12.38%	12.91%	12.08%	12.10%	12.93%
Core return on average assets:
Net income GAAP	$7,148	$7,144	$6,412	$6,392	$6,717
Adjustments:
Less: (gain) loss on investment securities	(14)	(14)	(1)		(14)
Add: (gain) loss on investment securities tax adjustment	(3)	(3)			(3)
Net income Core	$7,137	$7,133	$6,411	$6,392	$6,706
Average assets	$2,348,460	$2,315,007	$2,311,078	$2,262,447	$2,237,582
Core return on average assets	1.21%	1.24%	1.13%	1.12%	1.19%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Sept 30	Sept 30
Nine Months Ended	2019	2018
Core net income per share:
Net income GAAP	$20,704	$18,528
Adjustments:
Less: Gain on sale of business line		291
Less: Gain on investment securities	(29)	14
Add: Gain on sale of business line tax adjustment		61
Add: Gain on investment securities tax adjustment	(6)	3
Net income Core	$20,681	$18,287
Average common shares outstanding	7,397,768	7,397,373
Core net income per share	$2.80	$2.47